EXHIBIT 99

                        COLLATERAL STRATIFICATION REPORT
                                   MASTER 02-8

================================================================================

---------------------------------------------
Pool Summary

---------------------------------------------

Number of Loans: 463
Current Balance: $223,092,802.75
Average Loan Balance: $481,841.91
Minimum Balance: $68,000.00
Maximum Balance: $1,999,999.00
WA Net WAC: 5.7981%
WA Original Term: 179
WA Seasoning: 0
WA Remaining Term: 179
WA OLTV: 57.22%
NON-ZERO WA Servicing: 0.2500%
NON-ZERO WA FICO: 750
NON-ZERO WA DTI: 29.30%
% LTV > 80%: 0.15%
Lien Position - First: 100.00%
Loans with Prepay Penalties: 0.00%
LPMI Loans: 0.00%
PMI Count: 0
Latest Stated Maturity: 20171001
---------------------------------------------



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                                            Aggregate           % of Aggregate
Original Balance         # of Loans         Balance             Balance
--------------------------------------------------------------------------------
Min. Bal. to $200,000.           2             215,500              0.10
$300,001. - $350,000.           67          22,424,121             10.05
$350,001. - $400,000.          100          37,771,058             16.93
$400,001. - $450,000.           86          36,598,117             16.40
$450,001. - $500,000.           59          28,366,687             12.72
$500,001. - $550,000.           46          24,152,152             10.83
$550,001. - $600,000.           31          17,971,669              8.06
$600,001. - $650,000.           35          22,325,700             10.01
$650,001. - $700,000.            6           4,042,600              1.81
$700,001. - $750,000.            4           2,851,000              1.28
$750,001. - $800,000.            4           3,112,800              1.40
$800,001. - $850,000.            2           1,650,000              0.74
$850,001. - $900,000.            4           3,528,000              1.58
$900,001. - $950,000.            4           3,666,000              1.64
$950,001. -                     11          10,917,400              4.89
$1,000,000.
$1,000,001. >=                   2           3,499,999              1.57
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Total:                         463         223,092,803            100.00
--------------------------------------------------------------------------------
Minimum: 68,000.00
Maximum: 1,999,999.00
Average Original Bal: 481,854.98
Count: 463.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        COLLATERAL STRATIFICATION REPORT
                                   MASTER 02-8

================================================================================


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Weighted Average                             Aggregate           % of Aggregate
Coupon                    # of Loans         Balance             Balance
--------------------------------------------------------------------------------
5.376% - 5.500%                    2              916,000             0.41
5.501% - 5.625%                    5            2,953,100             1.32
5.626% - 5.750%                   25           10,689,030             4.79
5.751% - 5.875%                   75           36,445,379            16.34
5.876% - 6.000%                  161           77,076,006            34.55
6.001% - 6.125%                  112           55,103,972            24.70
6.126% - 6.250%                   51           23,864,800            10.70
6.251% - 6.375%                   21           10,764,426             4.83
6.376% - 6.500%                    7            2,884,590             1.29
6.501% - 6.625%                    2              957,500             0.43
6.626% - 6.750%                    1              650,000             0.29
6.876% - 7.000%                    1              788,000             0.35
--------------------------------------------------------------------------------
Total:                           463          223,092,803           100.00
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Minimum: 5.5000%
Maximum: 6.9550%
Weighted Average: 6.0481%
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Loan To                                      Aggregate           % of Aggregate
Value Ratio               # of Loans         Balance             Balance
--------------------------------------------------------------------------------
50.00% 50.000%                   149           72,955,267            32.70
50.001% - 55.000%                 49           24,115,929            10.81
55.001% - 60.000%                 61           28,255,648            12.67
60.001% - 65.000%                 34           17,981,859             8.06
65.001% - 70.000%                 47           24,481,050            10.97
70.001% - 75.000%                 47           21,307,108             9.55
75.001% - 80.000%                 75           33,660,192            15.09
85.001% - 90.000%                  1              335,750             0.15
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Total:                           463          223,092,803           100.00
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Minimum: 6.8600
Maximum: 86.0900
Weighted Average: 57.2221
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                                             Aggregate           % of Aggregate
Property Type             # of Loans         Balance             Balance
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Single Family                    352        $168,457,776.            75.51%
PUD                              100          49,636,617.            22.25
Condominium Two- to                9           3,975,100.             1.78
Four Family                        2           1,023,310.             0.46
--------------------------------------------------------------------------------
Total:                           463        $223,092,803.           100.00%
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--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        COLLATERAL STRATIFICATION REPORT
                                   MASTER 02-8

================================================================================

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                                             Aggregate           % of Aggregate
Loan Purpose              # of Loans         Balance             Balance
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Rate/Term Refinance              345          $167,027,270.          74.87%
Cash Out Refinance                86            40,629,229.          18.21
Purchase                          32            15,436,304.           6.92
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Total:                           463          $223,092,803.         100.00%
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Owner                                        Aggregate           % of Aggregate
Occupancy Status          # of Loans         Balance             Balance
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Primary                          449          $216,748,539.          97.16%
Secondary                         10             5,230,764.           2.34
Investor                           4             1,113,500.           0.50
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Total:                           463          $223,092,803.         100.00%
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Remaining Term                               Aggregate           % of Aggregate
to Maturity               # of Loans         Balance             Balance
--------------------------------------------------------------------------------

120 - 120                     6             3,128,850              1.40
132 - 132                     1               390,000              0.17
156 - 156                     1               478,850              0.21
168 - 168                     4             1,452,124              0.65
175 - 175                     1               450,000              0.20
176 - 176                     1               439,000              0.20
178 - 178                     2             1,020,000              0.46
179 - 179                     4             1,460,075              0.65
180 - 180                   443           214,273,904             96.05
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Total:                      463           223,092,803            100.00
--------------------------------------------------------------------------------
Minimum: 120.00
Maximum: 180.00
Weighted Average: 178.91
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        COLLATERAL STRATIFICATION REPORT
                                   MASTER 02-8

================================================================================

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Geographic                                   Aggregate           % of Aggregate
Concentration             # of Loans         Balance             Balance
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California                       140         $66,855,756.            29.97%
Maryland                          43          21,138,090.             9.48
Texas                             40          20,229,014.             9.07
Ohio                              33          17,109,900.             7.67
Illinois                          23          10,191,850.             4.57
New Jersey                        20           9,298,736.             4.17
Virginia                          20           8,968,395.             4.02
Michigan                          15           8,230,967.             3.69
New York                          13           5,960,260.             2.67
Georgia                           13           5,788,100.             2.59
Arizona                           12           5,203,112.             2.33
Colorado                          10           4,901,692.             2.20
Pennsylvania                      10           4,591,416.             2.06
Connecticut                        6           4,149,499.             1.86
Missouri                           7           4,023,500.             1.80
Massachusetts                      8           3,799,502.             1.70
Florida                            8           3,623,750.             1.62
Wisconsin                          7           3,238,750.             1.45
Minnesota                          5           2,347,350.             1.05
Indiana                            5           2,132,700.             0.96
Washington                         3           1,681,000.             0.75
District of Columbia               3           1,453,500.             0.65
Utah                               2             968,050.             0.43
Idaho                              2             841,000.             0.38
Louisiana                          2             748,000.             0.34
Arkansas                           2             660,000.             0.30
Rhode Island                       2             655,000.             0.29
North Carolina                     1             625,000.             0.28
New Mexico                         1             602,400.             0.27
New Hampshire                      1             580,000.             0.26
Oregon                             1             506,000.             0.23
Alaska                             1             486,650.             0.22
Oklahoma                           1             485,100.             0.22
Delaware                           1             350,764.             0.16
South Carolina                     1             340,000.             0.15
Nevada                             1             328,000.             0.15
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Total:                           463        $223,092,803.           100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        COLLATERAL STRATIFICATION REPORT
                                   MASTER 02-8

================================================================================




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Document Type               # of        Aggregate
                           Loans          Balance       % of Aggregate Balance
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Full/Alternative             361     $173,266,945.                      77.67%
Streamlined                   67       33,693,926.                       15.10
Asset Verification            22       10,891,274.                        4.88
Low/Limited                   10        3,797,058.                        1.70
No Doc                         3        1,443,600.                        0.65
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Total:                       463     $223,092,803.                     100.00%
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FICO Scores                 # of        Aggregate
                           Loans          Balance       % of Aggregate Balance
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Not Available 0               50        22,684,428                       10.17
601 - 650                      2           870,700                        0.39
651 - 700                     49        24,280,233                       10.88
701 - 750                    123        59,297,821                       26.58
751 - 800                    223       108,370,171                       48.58
801 - 850                     16         7,589,450                        3.40
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Total:                       463       223,092,803                      100.00
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Minimum (not less than 100): 622
Maximum: 815
Weighted Average: 750
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ZIP CODE                    # of        Aggregate
                           Loans          Balance       % of Aggregate Balance
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20854                          8         4,333,400                        1.94
77024                          6         4,232,300                        1.90
20815                          6         3,306,800                        1.48
20817                          6         2,674,006                        1.20
48167                          3         2,586,000                        1.16
Other                        434       205,960,296                       92.32
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Total:                       463       223,092,803                      100.00
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Originator                  # of        Aggregate
                           Loans          Balance       % of Aggregate Balance
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Cendant Mortgage              47        20,979,428                        9.40
HSBC                          37        16,793,200                        7.53
National City Mtg.           379       185,320,175                       83.07
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Total:                       463       223,092,803                      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        COLLATERAL STRATIFICATION REPORT
                                   MASTER 02-8

================================================================================


---------------------------------------------------------------------------------------------------
Servicers             count           UPB         %   Min Servicing   Max Servicing   Wa servicing
---------------------------------------------------------------------------------------------------
Cendant                  47    20,979,428     9.40%         0.2500%         0.2500%        0.2500%
HSBC                     37    16,793,200      7.53         0.2500          0.2500         0.2500
National Mortgage       379   185,320,175     83.07         0.2500          0.2500         0.2500
---------------------------------------------------------------------------------------------------
Total:                  463   223,092,803   100.00%         0.2500%         0.2500%        0.2500%
---------------------------------------------------------------------------------------------------


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Seasoning                   # of         Aggregate
                           Loans           Balance      % of Aggregate Balance
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<= 0                         456       220,162,728                       98.69
1 - 3                          6         2,480,075                        1.11
4 - 6                          1           450,000                        0.20
--------------------------------------------------------------------------------
Total:                       463       223,092,803                      100.00
--------------------------------------------------------------------------------
Minimum: 0.00
Maximum: 5.00
Average: 0.03
Weighted Average: 0.03
--------------------------------------------------------------------------------


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Prepayment Penalty          # of         Aggregate
                           Loans           Balance      % of Aggregate Balance
--------------------------------------------------------------------------------
N                            463       223,092,803                      100.00
--------------------------------------------------------------------------------
Total:                       463       223,092,803                      100.00
--------------------------------------------------------------------------------
wa TERM:  0.000
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--------------------------------------------------------------------------------
Balloon Flag                # of         Aggregate
                           Loans           Balance      % of Aggregate Balance
--------------------------------------------------------------------------------
No                           463       223,092,803                      100.00
--------------------------------------------------------------------------------
Total:                       463       223,092,803                      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                                                                     Page 6 of 6

             MASTR ASSET SECURITIZATION TRUST SERIES 2002-8 (GP 1)
                           WHOLE LOAN 15YR FIXED-RATE


DEAL SIZE                          $225MM APPROX.

GWAC                                6.06% +/-10BPS

WAM                                   178 +/- 2 MONTHS

CALIFORNIA                            40% APPROX.

AVG LOAN SIZE                       $480K APPROX.

WA LTV                             58.00% APPROX.

WA FICO                               750 APPROX.

AAA RATINGS                        2 OF 3 (S&P, MOODYS. FITCH)

ESTIMATED SUBORDINATION LEVEL       1.50% APPROX.

PRICING SPEED                        300% PSA

SETTLEMENT DATE                  11/29/02

DEPOSITOR                       MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
MASTER SERVICER/BOND            WELLS FARGO BANK MINNESOTA, NA
  ADMINISTRATOR


                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.